INVESTOR PRESENTATION

April 2010

FORWARD LOOKING STATEMENTS

The information contained in this slide presentation is summary information that is intended to be considered in the context of SEC filings and other public announcements made by Subaye, Inc. ("Subaye" or the "Company"), by press release or otherwise, from time to time. The Company undertakes no duty or obligation to publicly update or revise the information contained in this slide presentation, although it may do so from time to time as management believes is warranted. Any such updating may be made through the filing of reports or documents with the SEC, through press releases or through other public disclosure.

This slide presentation contains statements as to the Company's beliefs and expectations of the outcome of future events that are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. These forward-looking statements are subject to risks and uncertainties that could cause actual results to differ materially from the statements made. These include the risks and uncertainties associated with economic conditions affecting the internet, entertainment, international and domestic trade and the media advertising industries, the timing of new product releases, updates to websites, approval of certain activities by the Chinese government, business activities of our partners, increased costs and other risks associated with new product releases, entertainment assets, advertising costs, internet use by Chinese individuals and businesses within China, and our ability to continue to generate significant cashflows each month. Other factors could cause operating results or financial results to differ and are more fully described within Subaye's SEC filings. The Company does not undertake any obligation to release publicly any revisions to forward-looking statements made by the Company to reflect events or circumstances occurring after the date hereof or to react to the occurrence of unanticipated events.

SELECT FINANCIALS

Symbol (NASDAQ)	SBAY
Closing Price (April 16, 2010)	$15.99
Market Capitalization	$119.0M
Total Shares Outstanding	7.4M
Revenues (TTM)	$50.8M
Net Income (TTM)*	$12.8M
EPS (TTM)	$5.92
P/E (TTM)	9.3x
P/E (FY10 ending 9/30/10)	8.3x
Fiscal Yearend	September 30
Date of Original Listing (OTCBB)	February 25, 2003
Date of NASDAQ Listing	March 16, 2010

** Adjusted for noncontrolling interest*

Listed on NASDAQ

数百亿 Subaye

COMPANY PROFILE

Subaye, Inc. (NASDAQ: SBAY) currently operates three business segments:

1. **Online membership services**: www.subaye.com, a video advertising web portal with SaaS content management for small to medium sized businesses (SMEs).

2. **Trade services**: an importing and exporting business supporting the importing and exporting needs of the www.subaye.com SMEs and other SMEs

3. **Entertainment media**: a business supporting www.subaye.com SMEs with motion picture-based advertising production and placement services. We also routinely invest in motion pictures produced in China.

ONLINE MEMBERSHIP SERVICES – CORE SERVICES

1) Subaye's sales force (340+ individuals) and advertising are designed to target SMEs with revenues between $100K and $1M interested in localized marketing and advertising solutions. These SMEs also generally do not have their own websites or marketing plans but are intent on investing in business development efforts.
2) Subaye's sales team seeks out face to face interaction with SMEs and offers the SMEs the chance to create a video showcase. Subaye will produce the video showcase, which is generally between 5 and 30 minutes long. There is no initial charge for the video showcase production.
3) Subaye will then upload the video showcase to a specific link at www.subaye.com, creating a web presence for the SME on localized and professionally managed websites that are attractive and user friendly to the SMEs' potential customers and potential cross selling opportunities with other member SMEs.
4) The SMEs then use the video showcase as a sales tool by either forwarding potential customers the link to the video showcase or utilizing their own sales force to complete a face to face sales pitch.
5) Subaye currently generates revenues by offering two types of service:

- Basic Services: 22,000 SMEs pay $110 per month ($29M Annually)
- CRM Services: 5,200 SMEs $100 per month ($6M Annually)


搜索·视像·商务
行业网站
爱喜®公司
icChina
数百亿
Subaye
創造無限
服務無疆
企业自主电子商务平台

INVESTMENT HIGHLIGHTS

Strong historical and projected growth

- 64.5% revenue growth for FY09
- *47.3% revenue growth projected for FY10*
- 157.9% net income growth for FY09
- *47.6% net income growth projected for FY10*

Extremely profitable and expanding core business, online membership services

- 77.6% gross margin for FY09
- *81.1% projected gross margin for FY10*
- 44.0% net margin for FY09
- *49.2% net margin projected for FY10*

INTERNET IN CHINA

By June 30, 2009, Chinese internet users totaled **338 million** - the **largest population of internet users in the world**
- China Internet Network Information Center

The volume of online banking transactions in 2008 reached 300 trillion RMB ($44 trillion). This total accounts for 30% of overall bank business volumes.
- China Financial Certification Authority (CFCA)

The number of **online shoppers** picked up from 74 million in 2008 to **87.9 million** in 2009. Only **7%** of the Chinese population are online shoppers thus far but momentum is building.

-iResearch.com

INTERNET ADVERTISING IN CHINA



MARKET SIZE ($ Billions)
$7
$6
$5
$4
$3
$2
$1
$-
2001
2002
2003
2004
2005
2006
2007
2008
2009
2010
2011
2012

The size of the Chinese internet advertising market will reach **$5.8 billion by 2012**. The growth will be generated by search engine advertising, **video advertising**, rich media advertising and video game embedded advertising.
iResearch.com

GUANGDONG PROVINCE – WHERE SUBAYE STARTED



"One of the economic hubs in China, Guangdong is home to 3.6 million SMEs."
- Guangdong Vice Governor Song Hai in June 2009.

- 6% of China's population but **11.7% of Chinese internet users come from Guangdong**
  - Chinese Internet Network Information Center

- Guangdong has the highest number of Internet users of any province in China
  - Chinese Internet Network Information Center

- Guangdong is a leading industrial province and one of the richest provinces in China

- Guangdong's Cantonese culture has traditionally been commerce- friendly and created a fertile ground for entrepreneurial companies as they are encouraged and supported by the local government

SERVICE OFFERINGS

Online Membership Services **(a) Video Showcase**  	**Video advertising** including: production, upload, storage, sharing and publishing	Builds and reinforces brands and brand equity
	Online marketing automation	Speeds up sale cycle and reduces the need for print materials
	Ad placement and product promotion	Creates advertising space for companies that would otherwise be unable to promote their products
(b) CRM Services 	**Customer relationship management (CRM) software**	Creates a community for Subaye's customers and their customers
	Virtual data storage software	Reduces expenditure involved in maintaining redundant software
	User friendly, real-time online content management software	Reduces inefficiency resulting from maintaining on-premise servers
	Media management including: integrated voice, video, data, web and mobile communications	Eliminates costs of maintaining in-house design and web development personnel

SERVICE OFFERINGS, *CONTINUED*

Entertainment Media 	**Advertising and marketing solutions** Branding, customer kits	Introduces customers to advertising and marketing solutions available at Subaye
	Motion picture advertising and Promotions. Placement and production of advertising solutions for variousplacement opportunities andwithin Chinese motion pictures	**A unique and aggressive form of advertising** Production activities ensure a unique and memorable advertisement for the customer
Trade Services 	**Organization and coordination of trade activities for customers**	Provide stream-lined approach to development of trade both within China and internationally

CUSTOMERS

NOKIA

GINZ
银座中心
WWW.GINZA-CN.COM

ROYAL MARINA PLAZA
科尔海悦酒店

PAN YU STAR
Lia shing Jewellery company

XIONGYE

CHIME 长隆 LONG

lenovo

广州粤研 YUEYAN

广州市天鹰特霸工具有限公司

GSK

敏嘉

钻汇珠宝广场
WORLDMART JEWELRY PLAZA

大 DAI SUN 新

NOBLE
广州市亿钻珠宝有限公司

喜盈·嘉立思酒店公寓
Pleasant Grasse Hotel Apartment

广州南沙国际旅行社
GUANGZHOU NANSHA INTERNATIONAL TRAVEL SERVICE

大地行

Fortune 广州科腾

JACK & JONES
杰克·琼斯

PRMT 广州市珠江机床厂有限公司
Guangzhou City Pearl River Machine Tool Works Ltd.

福

华立科技
WAHLAP TECHNOLOGY



麗江明珠酒店
麗江明珠歌劇院
White Palace Hotel

数百亿 Subaye

COMPETITION

	Alibaba*	Subaye
Technology	Generally graphic- based content	Subaye's customers advertise their products and services online through a video-based platform
Location	Products and services without dedicated location, not localized, targeted marketing	Localized services, targeted marketing, face to face interaction, relationship building
Range of Services	Products promoted as stand- alone units	- Promotes customer's entire business - Customizable marketing, branding and advertising space - Customer's advertising space is easily modified through the use of Subaye'sSaaS solutions - Continuous access and real-time management of customers online presence
Customer Loyalty	The website is optimized for selling products or services with customers information appearing only for contact purposes.	Subaye's customers become dedicated members as they grow to depend on Subaye to support their business
Pricing	Most comparable service offered by Alibaba is 6 times Subaye's membership fee	Offers competitive pricing for SMEs

*Alibaba includes the company and its various websites Alimbaba.com, Alimama.com and Taobao.com

INDUSTRY COMPARISONS

	Symbol	Price (US$)	Market Cap. (US $ millions)	Price to Earnings (a)	Price to Sales (a)	Price to Book (b)	Net Profit	Earnings (millions)	Sales (millions)	Net Assets (millions)
Subaye, Inc. * **	SBAY	15.99	119	9	2	2	19%	13	51	64
China MediaExpress Holdings, Inc.	CCME	12.63	416	10	4	5	43%	42	96	83
Alibaba.comLtd. **	1688	2.54	12,829	94	24	16	26%	137	526	809
Baidu, Inc. **	BIDU	432.50	14,999	76	25	24	33%	198	601	633
Tencent Holdings Ltd. **	700	19.16	34,571	52	22	23	42%	664	1,595	1,520
SinaCorp. (USA) **	SINA	42.42	2,283	33	6	4	19%	70	371	606
Average(ex.SBAY) **				53	16	14	31%			

*** During the year ended September 30, 2009, SBAY incurred approximately $6.7 million for a one-time advertising promotion. If this one time non-recurring expense was not included in the "earnings per share" calculation, SBAY's price to earnings ratio wold be approximately 5.86. All figures and ratios presented above for SBAY are calculated based on the closing price of SBAY's stock on April 16, 2010, from the most recent quarterly filing with the SEC or is based on the trailing twelve months data.

(a) Calculated using financial results for the trailing twelve months as of November 13, 2009
(b) Calculated using financial statements for the most recent quarterly reporting period as of November 13, 2009

As of November 13, 2009, data derived from either most recent interim financial statements. Renminbi and Hong Kong Dollar exchange rates used in all currency translations were 6.8 and 7.75 to a US Dollar, respectively Source: Reuters.com

BUSINESS MODEL DRIVES MEMBERSHIP GROWTH

Subaye membership growth continues at approximately 109% CAGR for the two years ended March 31, 2010

Growth driven by geographic expansion:

Subaye launched its core services in October 2006 and only serviced Guangdong Province until March 2010. In March 2010, Subaye added customers in Hunan, Hong Kong and Taiwan representing a 30% increase in Subaye's paying members. Additional business development is underway in Hubei, Hainan, Fujian, Hunan, Shanxi and Shaanxi. All services continue to be localized and targeted for the benefit of our members.

Growth driven by conversion of nonpaying members:

- For the three months ended March 31, 2010, Subaye converted nonpaying members and potential members into paying members at a rate of **4.29% of total paying members per month**.

- If the conversion rate is applied to the remainder of FY2010, then as of September 30, 2010, the video advertising business model will generate $3.2M in revenues per month, or **$38.5M in revenues per year**, an **increase of 44.8%** over FY09

HISTORICAL FINANCIALS

Summary Operating Results	Q1 2010	2009	2008	2007
(US$ in Millions)	- (Reviewed) -	----------------- (Audited)		--------------------
Total Revenues	$12.7	$48.0	$29.1	21.6
Year Over Year Percent Change	29.0%	64.5%	34.7%	39.4%
Gross Profit	$5.6	$23.3	$9.0	$3.3
Profit Margin	44.1%	48.5%	30.9%	15.3%
EBITDA	$5.2	$17.4	$8.5	$0.0
EBITDA Margin	41.0%	36.3%	29.2%	$0.0
Operating Profit	$3.8	$12.8	$5.0	($5.0)
Operating Profit Margin	29.9%	26.7%	17.2%	(23.1%)
Income Taxes	($0.9)	$0.0	$0.0	$0.0
Net Income (a)	$2.9	$12.8	$5.0	($4.4)
Net Income Margin	22.8%	26.7%	13.1%	(20.4%)
Earnings per Share (b)	$0.47	$6.98	$3.25	($3.82)
Weighted Average Shares Outstanding - Basic	5,209,013	1,836,217	1,532,405	1,163,310

(a) Net income for the years ended September 2009, 2008 and 2007 is presented on a gross basis before adjustments for the non-controlling interest in our subsidiaries.
(b) Earnings per share for each of the fiscal years presented are provided on a post split basis. A 1 for 100 reverse stock split was completed on October 26, 2009

HISTORICAL FINANCIALS, continued

Summary Balance Sheet
(US$ in Millions)

Assets	December 31, 2009 (reviewed)	September 30, 2009 (audited)	Liabilities and Stockholders' Equity	December 31, 2009 (reviewed)	September 30, 2009 (audited)
Cash & Equivalents	$ 2.7	$ 0.3	Accounts Payable	$ 5.9	$ 5.0
Accounts Receivable	13.5	15.7	Short Term Debt	3.0	0.8
Deposit for Inventory	8.2	8.2	Total Current Liabilities	$ 8.9	$ 5.8
Other Current Assets	5.0	3.7			
Total Current Assets	29.4	27.9			
			Stockholders' Equity		
Property & Equipment, Ne	9.3	10.6	Common Stock, APIC	$ 48.0	$ 32.5
			Deferred Compensation	(6.8)	(2.9)
Copyrights, Net	24.4	17.6	Retained Earnings	13.6	11.10
			Noncontrolling Interest	-	10.2
Goodwill	0.6	0.6	**Stockholders' Equity**	**$ 54.8**	**$ 50.9**
Total Assets	**$ 63.7**	**$ 56.7**	**Total Liabilities and**		
Working Capital	**$ 20.5**	**$ 22.1**	**Stockholders' Equity**	**$ 63.7**	**$ 56.7**

PROJECTED FINANCIALS

Summary Operating Results	2011	2010	2009	2008
(US$ in Millions)	-------- (Projected) --------		--------- (Audited) --------	
Total Revenues	$110.3	$70.7	$48.0	$29.1
Year Over Year Percent Change	56.0%	22.7%	64.5%	34.7%
Gross Profit	$60.6	$37.5	$23.3	$9.0
Profit Margin	55.0%	53.0%	48.5%	30.9%
EBITDA	$45.6	$26.4	$17.4	$8.5
EBITDA Margin	41.3%	37.3%	36.3%	29.2%
Operating Profit	$37.3	$18.1	$12.8	$5.0
Operating Profit Margin	33.8%	25.6%	26.7%	17.2%
Income Taxes	($6.7)	($3.7)	$0.0	$0.0
Net Income (a)	$30.6	$14.4	$12.8	$5.0
Net Income Margin	27.7%	20.4%	26.7%	13.1%
Earnings per Share (b)	$4.59	$2.22	$6.98	$3.25
Weighted Average Shares Outstanding - Basic	6,658,999	6,496,584	1,836,217	1,532,405

(a) Net income for the years ended September 2009, 2008 and 2007 is presented on a gross basis before adjustments for the non-controlling interest in our subsidiaries.
(b) Earnings per share for each of the fiscal years presented are provided on a post split basis. A 1 for 100 reverse stock split was completed on October 26, 2009.

数百亿 Subaye

HISTORICAL OPERATING CASHFLOWS

Summary Operating Cashflows	2009	2008
(US$ in Millions)	------ (Audited) ------	
Net Income	$9.8	$3.8
Depreciation and Amortization	7.6	4.8
Stock Based Compensation	1.4	1.5
Bad Debt Expense	0.3	(0.2)
Minority Interests	3.0	1.2
Increase or Decrease in Assets and Liabilities		
Accounts Receivable	(5.7)	(2.1)
Prepaid Expenses and Other Current Assets	(0.7)	(0.8)
Deposit for Inventoriable Assets	(8.1)	-
Copyright Net Purchases	(5.5)	(6.9)
Accounts Payable and Accrued Expenses	0.2	1.3
Other Current Liabilities	0.2	-
Cashflows from Operations	$2.1	$2.6

CAPITAL STRUCTURE

Summary of Fully Diluted Shares Outstanding (Thousands)

Current Common Shares Outstanding	7,444	(a)
Common Shares Issuable Upon:		
1. Conversion of Warrants	22	(b)
2. Contingent Issuances of Stock	10	(c)
Fully Diluted Shares Outstanding (Thousands)	**7,476**	

(a) As of April 16, 2010

(b) Conversion can occur at any time, Investor pays $12 per share of stock

(c) During 2009 and 2010, the Company entered into various management incentive arrangements by which the Company may be required to issue stock to the executives.

Summary Common Stock Ownership (Thousands)

As of April 16, 2010

	Primary Shares (Thousands)	Fully Diluted Shares (Thousands)
Zhiguang Cai, CEO (a)	30	30
Alan Lun, President (a)	30	30
James Crane, CFO (a)	117	117
Subtotal - Mgmt. Shares	**177**	**177**
Restricted Stock	480	480
Wukuang IE Limited	600	622
Tan Fangyao	480	480
Shares in Float	5,707	5,717
Total Common Shares	**7,444**	**7,476**
% of Total Owned by Mgmt	2%	2%

MANAGEMENT TEAM



ZhiguangCai - Chief Executive Officer
Mr. Cai, 38, is CEO, CTO and a Director of of Subaye.com, Inc. Mr. Cai was the Vice President of Guangzhou Subaye Computer Tech Ltd. ("Subaye Computer Tech"), a subsidiary of the Company from June 2006 to July 2009, where he was responsible for the development of Subaye Computer Tech's network and systems integration business and for the planning analysis of software products, as well as technical training and research and development. From October 2003 through June 2006, Mr. Cai was the Director of Subaye Computer Tech's software research and development center. From October 2000 to September 2003, Mr. Cai was the webmaster of Mystaru Limited (formerly known as IC Star MMS Limited), a wholly owned subsidiary of the Company. Prior to October 2000, Mr. Cai worked for five years as a teacher of Xishui Computer Normal School in Hubei province. Mr. Cai graduated in 1995 from the Central China Normal University Department of Computer Science.



Alan Lun – President
Mr. Alan Lun, 43, is President and a Director of Subaye, Inc. He joined the company on April 30, 2007. He served as Chief Executive Officer of Subaye, Inc., Inc from April 2007 through September 2009. Mr. Lun is also the Chief Executive Officer of MyStarU Ltd., a position he has held since March 2006. From March 2001 through February 2006, Mr. Lun was the division manager of Guangdong Country Garden Property Management Co. Ltd., a property management company in China.



James Crane – Chief Financial Officer
Mr. Crane, 33, is CFO of Subaye, Inc. He joined the Company in October, 2007. From February 26, 2008 through October 1, 2009, he served as CFO of Subaye.com, Inc., a subsidiary of the Company. Mr. Crane relocated to China with his family in September, 2009. He is a citizen of the United States of America. Mr. Crane holds a license as a Certified Public Accountant in Massachusetts and is the sole owner of the professional services firm J. Crane & Company, Limited, which he formed in May, 2001. Prior to forming J. Crane & Company, Limited, Mr. Crane was employed by Ernst & Young LLP from August 1999 through May 2001. Mr. Crane also serves as CFO of Longwei Petroleum Investment Holding Limited, an issuer traded on the NASDAQ Over-the-Counter Bulletin Board. Mr. Crane has served as a consultant, officer or director for a variety of other public companies.

YaofuSu- Vice President
Mr. Su, 30, is VP, CIO and a Director of Subaye, Inc., he joined the company in 2004. He was the Chief Executive Officer of the Company's subsidiary, Subaye.com, Inc. from June 2006 to July 2007. From January 2005 through January 2007, Mr. Su was the Multimedia Technology Director of 3G Dynasty Inc., another subsidiary of the Company. From March 2004 to December 2004, Mr. Su was the multimedia content production manager of IC Star MMS Limited, a subsidiary of the Company. From July 2003 to March 2004, Mr. Su was the assistant to the Production Director of Free Stage Studio Limited in Guangdong. Prior to July 2003, Mr. Su studied computer systems application and maintenance at Guangdong Industrial University.

RECENT EVENTS AND UPDATES

1 Subaye's application for a listing on the NASDAQ Global Market was approved on March 9, 2010, trading under the symbol "SBAY" commenced on March 16, 2010

2 The recent acquisition of 6 websites from CoCloud.com.cn provides Subaye with a tremendous opportunity for growth.
- 12,200 new members of www.subaye.com, all of whom are nonpaying members for now
- The cost of the acquisition = $6 million
- Annual potential revenue from SaaS licenses with these new members: $14.4 million
- 70% + gross margin for SaaS licenses
- 60% + net margin for SaaS licenses
- These new members are SMEs affiliated with the 6 largest wholesale distribution centers in Guangzhou, China. The wholesalers distribute toys, shoes, hotel products and consumer electronics, among others, throughout China
- CoCloud's customers need Subaye's SaaS offerings and the potential revenues for video advertising fees and SaaS licensing fees are significant.
- Projected revenues from the CoCloud business will reach $14.4 million in 2011.

3 The acquisition of 3 industry-specific localized websites is intended to generate online businsess networks when such networks did not previously exist, with the intent of driving traffic to www.subaye.com and adding value to the members of www.subaye.com, as well as potential members.

4 Online 3D mall is on track to be operational by June 30, 2010, launch by August 31, 2010

数百亿 Subaye

THANK YOU!

Please always feel free to contact Subaye

Company Contact Info:

James Crane,
Chief Financial Officer
Subaye, Inc.
Guangzhou, China

jamesc@subaye.com
PRC +86 18601250891
US +1 6172094199

Investor Relations Contact Info:

Ted Haberfield,
Executive Vice President
HC International, Inc.
San Diego, California

thaberfield@hcinternational.net
Direct +1 (760) 755-2716
Cell +1 (858) 204-5055